MEMO TO: NORWEST BANK, NA - Joseph Travis
                   as holder of the Collection Account

     FROM:    TOM UGLIETTA

     DATE:    05/16/96

     RE:      CHEVY CHASE AUTOMOBILE LOAN TRUST 1995-2


              FAX # (612) 667-9825

_________________________________________________________________


     Pursuant to section 5.02(b) of the Pooling and Servicing Agreement dated December 1, 1995, Chevy Chase Bank, F.S.B., as Servicer of the Chevy Chase Auto Receivables Trust 1995-2, is requesting that the April, 1996 collections listed below be transferred from the Collection Account and the Yield Maintenance Account to the Certificate account.

     PRINCIPAL COLLECTIONS                      7,135,758.44
     REPURCHASED ACCOUNTS                               0.00
     INTEREST COLLECTIONS                       1,870,587.38
     LATE CHARGE COLLECTIONS                       34,799.81
     OTHER FEE COLLECTIONS                          6,070.00
     LIQUIDATION PROCEEDS                               0.00
     COLLECTION ACCOUNT INTEREST                   33,260.35
     YIELD MAINTENANCE ACCOUNT                     20,146.85
                                             ________________
                                                9,100,622.83

     PRINCIPAL                                  7,421,632.01
     INTEREST                                   1,060,589.43
     SERVICING FEE                                256,004.35
     FGIC FEE                                      15,900.80
     TRUSTEE FEE                                      250.00
     RESERVE ACCOUNT DEPOSIT                      346,246.24
                                             ________________
                                                9,100,622.83

                          SERVICER'S CERTIFICATE
                 CHEVY CHASE AUTO RECEIVABLES TRUST 1995-2
                5.80 % AUTO RECEIVABLES BACKED CERTIFICATES

     Distribution Date:    May 15, 1996
     Collection Period:    April, 1996
     Record Date:          May 14, 1996

       Under the pooling and Servicing Agreement, dated as of December 1, 1995 between Chevy Chase Bank, F.S.B. (as "Seller and "Servicer") and Norwest Bank Minnesta, National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables Trust 1995-2 (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

     A.  Information Regarding the Current Monthly Distribution.
         1.  Certificates
             (a)     The Aggregate amount of the
                     distribution to
                     Certificate holders on the
                     Distribution Date Set forth
                     above  .  .  .  .  .  . $ 8,482,221.44

             (b)     The amount of the distribution
                     set forth in paragraph (a)
                     above allocable to principal,
                     including any overdue
                     principal  .  .  .  .  .$ 7,421,632.01

             (c)     The amount of the distribution
                     set forth in paragraph (a) above
                     allocable to interest, including
                     any overdue interest  . $ 1,060,589.43

             (d)     The Insured Payments, if any, with
                     respect of such Distribution
                     Date  .  .  .  .  .  .  $         0.00

             (e)     The Premium Amount with
                     respect of such Distribution
                     Date  .  .  .  .  .  .  $    15,900.80

             (f)     The amount of the distribution
                     set forth in paragraph (a) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $   34.2601207

             (g)     The amount of the distribution
                     set forth in paragraph (b) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $   29.9763464

             (h)     The amount of the distribution
                     set forth in paragraph (c) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $    4.2837743
                     The amount of the distribution

             (i)     set forth in paragraph (d) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $    0.0000000

             (j)     The Certificate Principal Balance
                     as of such Distribution Date (after
                     giving effect to any distribution on
                     such Distribution Date). . .
                                        $    212,010,664.13

             (k)     The balance of the Reserve Account,
                     after effect to distributions
                     and deposits and the change in
                     balances from that of the prior
                     Distribution Date  .  . $ 8,751,435.43

             (l)     The balance of the Yield
                     Maintenance Account , after
                     giving effest to distributions
                     from the prior Distribution
                     Date  .  .  .  .   .  . $   232,223.50

     B.  Information Regarding the Performance of the Trust.
         1.  Net Losses, Delinquencies and Pool Balance.
             (a)     The aggregate net losses on the
                     Receivables for the related Collection
                     Period.  .  .  .  .  .  $   285,873.57

             (b) The aggregate principal balance of all Receivables which were delinquent 30 days or more as of the last day of the related Collection Period $ 6,174,265.70

             (c)     The Pool Balance as of the end of the
                     related Collection Period . . .
                                           $  212,156,010.37

             (d)     The Certificate Factor as of the end
                     of the related Collection
                     Period. . . .         $    0.8563218




                     CHEVY CHASE BANK, F.S.B.
                        Servicer


                     Mark A. Holles
                     ----------------
                     Mark A. Holles
                     Vice President